UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 23, 2003

SOURCINGLINK.NET, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28391	98-0132465
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16855 West Bernardo Drive, Suite 260, San Diego, CA	92127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 385-8900

Not applicable

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.    The following exhibit is filed as part of this report:

Exhibit Number                             Description

        99.1                                         Press Release dated June 23, 2003.

Item 9.    Regulation FD Disclosure.

On June 23, 2003, the Company issued a press release regarding its financial results for the fourth quarter and year ended March 31, 2003. A copy of the press release issued by the Company concerning its financial results is attached hereto as Exhibit 99.1 and incorporated herein by reference.

All of the foregoing information is being furnished under Item 12 – Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCINGLINK.NET, INC.

June 23, 2003	/s/ GARY J. DAVIDSON

Gary J. Davidson, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description	Sequentially Numbered Page
99.1	Press Release dated June 23, 2003.	5